BLACKROCK ETF TRUST II

BlackRock Total Return ETF

(the “Fund”)

Supplement dated July 11, 2024 to the

Fund’s Prospectus, dated November 28, 2023, as amended and supplemented to date

Effective immediately, the following changes are made to the Fund’s Prospectus:

The following is added as the third-to-last bullet point of the list in the section of the Fund’s Prospectus entitled “More Information About the Fund—Other Strategies”:

•

TBA Commitments — The Fund may enter into “to be announced” or “TBA” commitments. TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When the Fund enters into a TBA commitment for the sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date (which may be referred to as having a short position in such TBA securities), the Fund may or may not hold the types of mortgage-backed securities required to be delivered.

Shareholders should retain this Supplement for future reference.

PRO-TR-ETF-0724SUP